Write-downs of Long-Lived Assets	12 Months Ended
Mar. 31, 2011
Write-downs of Long-Lived Assets

25. Write-downs of Long-Lived Assets

In accordance with ASC 360-10 (“Property, Plant, and Equipment—Impairment or Disposal of Long-Lived Assets”), the Company and its subsidiaries perform tests for recoverability on assets for which events or changes in circumstances indicated that the assets might be impaired. The Company and its subsidiaries consider an asset’s carrying amount as not recoverable when such carrying amount exceeds the undiscounted future cash flows estimated to result from the use and eventual disposition of the asset. The net carrying amount of assets not recoverable is reduced to fair value if lower than the carrying amount. We determine fair value based on appraisals prepared by independent third party appraisers or our own staff of qualified appraisers, based on recent transactions involving sales of similar assets or other valuation techniques.

During fiscal 2009, 2010 and 2011, the Company and certain subsidiaries recognized impairment losses for the difference between carrying amounts and fair values in the amount of ¥3,829 million, ¥9,483 million and ¥20,310 million ($244 million), respectively, which are reflected as write-downs of long-lived assets and income from discontinued operations. Of these amounts, ¥3,673 million, ¥6,977 million and ¥18,853 million ($227 million) are reflected as write-downs of long-lived assets in the accompanying consolidated statements of income for fiscal 2009, 2010 and 2011, respectively. Breakdowns of these amounts by segment are provided in Note 32 (“Segment Information”).

The details of significant write-downs are as follows.

Office Buildings—During fiscal 2009, the Company and its subsidiaries recorded impairment losses of ¥3,590 million on five office buildings. A breakdown is for two office buildings for which the carrying amount exceeded the estimated undiscounted future cash flows, and for the other three office buildings which were held for sale in fiscal 2008, the Company decided that it was impossible for the customer to buy them due to a difficult financial condition of the customer, and they were written down to fair value at the date of the decision to classify them as held and used during fiscal 2009. During fiscal 2010 and fiscal 2011, the Company and its subsidiaries recorded impairment losses of ¥1,025 million on four office buildings and ¥2,464 million ($30 million) on seven office buildings respectively, mainly because the carrying amounts exceeded the estimated undiscounted future cash flows.

Condominiums—During fiscal 2009 and 2010, write-downs of ¥156 million for 25 condominiums and ¥2,451 million for 43 condominiums were recorded, respectively, primarily in connection to a change in status of these condominiums from held and used to held for sale. During fiscal 2011, write-downs of ¥1,353 million were recorded for 26 condominiums held for sale, and ¥2,758 million were recorded in relation to 18 condominiums for which the carrying amounts exceeded the estimated undiscounted future cash flows.

Commercial Facilities Other Than Office Buildings—There was no impairment for commercial facilities other than office in fiscal 2009. During fiscal 2010 and fiscal 2011, impairment loss of ¥1,461 million on four buildings and ¥5,284 million ($64 million) on 12 buildings were recorded, respectively, mainly because the carrying amounts exceeded the estimated undiscounted future cash flows.

Others—During fiscal 2009, 2010 and 2011, the Company and its subsidiaries recognized ¥83 million, ¥4,546 million and ¥8,451 million ($102 million) of write-downs, respectively, for long-lived assets other than the above, including land and buildings undeveloped or under construction.